UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 9, 2025, Seres Therapeutics, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s preliminary cash and cash equivalents as of the fiscal year ended December 31, 2024, new translational biomarker results from the SER-155 Phase 1b clinical study, and corporate updates. The full text of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information contained in Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

As noted above, on January 9, 2025, the Company announced translational biomarker results from exploratory endpoints in its SER-155 Phase 1b placebo-controlled study in patients undergoing allogeneic hematopoietic stem cell transplantation (“allo-HSCT”). Following SER-155 administration, there was a statistically significant decrease in fecal albumin, an established biomarker of epithelial barrier integrity, and a positive impact on biomarkers of systemic inflammation and immune homeostasis, in both cases as compared to placebo. The biomarker data are consistent with SER-155’s mechanism of action and the Company believes provide further evidence of the potential of SER-155 in reducing bloodstream infections through the promotion of epithelial barrier integrity, which may lead to a reduced risk of the translocation of bacteria from the gastrointestinal tract into the bloodstream. The Company also believes that the lower concentrations of plasma biomarkers of systemic inflammation and immune homeostasis observed following SER-155 dosing reinforce the positive impact in allo-HSCT patients in this trial. In December 2024, the US Food and Drug Administration (“FDA”) granted Breakthrough Therapy designation to SER-155 for reduction of bloodstream infections in adults undergoing allo-HSCT. The Company submitted a Briefing Book in support of its planned interaction with FDA on a potential next registrational study of SER-155 in allo-HSCT and expects feedback from the agency in the first quarter of 2025.

In addition, the Company announced that, based on preliminary financial results, it had $31 million in cash and cash equivalents (unaudited) as of December 31, 2024. This preliminary estimate is based on preliminary unaudited information and the Company’s current estimate of its results for the year ended December 31, 2024, and remains subject to change based on the completion of closing and review procedures and the execution of the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.

Based on existing cash, the projected installment payments to be received from Nestlé Health Science in January and July 2025 (totaling approximately $75 million) related to the VOWST sale, transaction-related obligations and current operating plans (including the planned investment in preparatory activities for the next SER-155 study), the Company expects to fund operations into the first quarter of 2026.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements about: our anticipated financial performance, including cash and cash equivalents, for any period of time, including for the year ended December 31, 2024; the timing and results of our clinical studies and data readouts; our clinical development plans; the potential market for SER-155 and other product candidates, if approved; the projected cash runway; and other statements which are not historical fact. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), on November 13, 2024, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Financial Disclosure Advisory

The preliminary cash and cash equivalents and projected cash runway information represents information available to the Company’s management through the date hereof. Actual results for the year ended December 31, 2024 will depend on the completion of quarter-end accounting procedures and adjustments, including the completion of the Company’s financial statements and the subsequent occurrence or identification of events prior to the filing of our financial results for the relevant period with the SEC. The estimated preliminary financial results have not been audited or reviewed by the Company’s independent registered public accounting firm. These estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements. Accordingly, you should not place undue reliance on this preliminary data.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 relates to Item 2.02, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Seres Therapeutics, Inc. Translational Biomarker Results from SER-155 Phase 1b Clinical Study Press Release as of January 9, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025	SERES THERAPEUTICS, INC.

	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Chief Legal Officer and Executive Vice President